EXHIBIT 10.8.4

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

October 24, 2011

Timothy C. Rodell, M.D.

President and CEO

GlobeImmune, Inc.

1450 Infinite Dr.

Louisville CO 80027

Sent via Federal Express

With Email confirmation to: jpbizzari@celgene.com; agrant@celgene.com

tperone@celgene.com; ggolumbeski@celgene.com; tcrodell@globeimmune.com;

kirkc@globeimmune.com

Dear Tim:

This letter and the attached Appendix A (Supplemental GI-4000-02 Agreement) is to confirm the understanding that Celgene Corporation (Celgene) and GlobeImmune, Inc. (GlobeImmune) have reached regarding additional analyses involving the existing GI-4000-02 data set.

Celgene agrees with GlobeImmune that with respect to the GI-4000 Drug Candidate, [*] under the Collaboration and Option Agreement by and between GlobeImmune, Inc. and Celgene Corporation entered into May 14, 2009 and subsequent amendments thereto (hereinafter, “Agreement”). Any term used in this letter that is capitalized, and not defined in this letter, will have the meaning assigned to such term in the Agreement.

[*]

Upon execution of this letter, Supplemental GI-4000 Agreement begins on the date of this letter.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Except as set forth in this letter agreement, all provisions of the Agreement shall remain in full force and effect.

Please execute this Supplemental GI-4000 Agreement by signing and dating in the spaces below, thereby signifying your consent to the terms and conditions herein. Please return an executed copy to me.

Sincerely,

/s/

Jean-Pierre Bizzari M.D.
Name

SVP and Group Head of Onc./Hematology
Title

Celgene Corporation

Acknowledged and Agreed:

GLOBEIMMUNE, INC.

By:	/s/

Name:	Timothy C. Rodell M.D.

Title:	President & Chief Executive Officer

Date:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX A —

[*]